================================================================================

                            SCHEDULE 14A INFORMATION


                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 [AMENDMENTS NO.___]


Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement

 [ ] Confidential, for the Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

 [X] Definitive Proxy Statement

 [ ] Definitive Additional Materials

 [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                SEMX CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                      SAME
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

 [X] No fee required

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11(1).

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

================================================================================

                                SEMX CORPORATION
                               ONE LABRIOLA COURT
                             ARMONK, NEW YORK 10504

                 -----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                FEBRUARY 4, 2003
                 -----------------------------------------------

To the Stockholders of SEMX Corporation:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of SEMX Corporation (the "Company"), which will be held at 11:00 a.m. (E.D.T.) on February 4, 2003, at the Company's headquarters, One Labriola Court, Armonk, New York 10504, telephone number (914) 273-5500, to consider and act upon the following matters:

     (1) The election of a Board of Directors consisting of five persons to hold office for a one-year term and until their successors are duly elected and qualified. The persons nominated by the Board of Directors (Gilbert D. Raker, John U. Moorhead, II, Mark A. Pinto, Douglas S. Holladay, Jr. and Kevin S. Penn) are described in the accompanying Proxy Statement.

     (2) The approval of an Employee's Incentive Stock Option Plan as described in the accompanying Proxy Statement.

     (3) The approval of a Non-Qualified Incentive Stock Option Plan as described in the accompanying Proxy Statement.

     (4) The ratification of the appointment of Goldstein Golub Kessler LLP as the Company's auditors for the year ending December 31, 2002.

     (5) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on December 12, 2002 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card which is being solicited on behalf of the Board of Directors, and return it without delay in the enclosed postage prepaid envelope. Your proxy is revocable and will not be used if you are present and prefer to vote in person or if you revoke the proxy.


Date: December 24, 2002                      By order of the Board of Directors,

                                                         Mark A. Koch, Secretary

                                SEMX CORPORATION
                               ONE LABRIOLA COURT
                             ARMONK, NEW YORK 10504
                                 (914) 273-5500
                              --------------------
                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                               FEBRUARY 4, 2003 AT

                                SEMX CORPORATION
                               ONE LABRIOLA COURT
                                ARMONK, NEW YORK

     These proxy materials are furnished to holders of Common Stock, $.10 par value ("Common Stock"), of SEMX Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company and for any adjournment or adjournments thereof (the "Annual Meeting"), to be held at 11:00 A.M. (E.D.T.) on February 4, 2003 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may indicate your votes as to each of the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. Directors are elected by a plurality of the votes cast. The affirmative vote by holders of a majority of the Common Stock represented at the Annual Meeting is required with respect to any other proposals presented at the meeting. In the absence of contrary instructions, shares represented by such Proxy will be voted FOR the election of the nominees for Director as set forth herein, and FOR the approval of an Employee's Incentive Option Plan, FOR the approval of a Non-Qualified Incentive Stock Option Plan and FOR the ratification of the appointment of the Company's auditors for the year ending December 31, 2002. Shares represented by proxies which are marked "abstain" for Items 2, 3 or 4 on the proxy card, and proxies which are marked to deny discretionary authority on all other matters, will not be included in the vote totals with respect to that item, and therefore will have no effect on the vote. An automated system administered by the Company's transfer agent counts the votes. The Company's Certificate of Incorporation and By-laws do not contain provisions concerning the treatment of abstentions and broker non-votes. Broker non-votes will be included in the determination of the presence of a quorum, but will not be counted for purposes of determining whether a proposal or nominee has been approved.

     The Board of Directors does not anticipate that the nominees for the Board will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter shall come before the Annual Meeting or the nominees are not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matter in accordance with their best judgment.

     A stockholder may revoke their Proxy at any time before it is exercised by filing with the Secretary of the Company at its executive offices at One Labriola Court, Armonk, New York 10504, either by written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote their shares in person. All costs of this solicitation are to be borne by the Company.

     A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder, for any purpose germane to the meeting, at the executive offices of the Company, One Labriola Court, Armonk, New York 10504, during ordinary business hours for ten days prior to the Annual Meeting. Such list will also be available during the Annual Meeting.

     This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the Proxy and the 2001 Annual Report to Stockholders including financial statements, are expected to be mailed commencing on or about December 24, 2002 to stockholders of record on December 12, 2002.

                                VOTING SECURITIES

     As of December 12, 2002, the Company had outstanding 6,330,703 shares of Common Stock outstanding (which figure excludes 337,800 treasury shares not entitled to vote). The Company also has 100,000 shares of Series B Preferred Stock, $.10 par value, issued and outstanding.

     The following table sets forth, as of December 12, 2002, certain information concerning those persons known to the Company to be the beneficial owners (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") of more than five (5%) percent of the outstanding shares of Common Stock of the Company and the number of shares of Common Stock of the Company owned by all Directors and nominees of the Company, individually, the Chief Executive Officer of the Company, each of the Named Executive Officers, and by all Directors and executive officers of the Company as a group:

NAME AND ADDRESS OF
BENEFICIAL OWNER AND                                     AMOUNT AND NATURE OF
IDENTITY OF GROUP (1)(2)                                 BENEFICIAL OWNERSHIP     PERCENT OF CLASS
-----------------------------------------------------   ----------------------   -----------------
   Richard J. Brown (3) .............................              7,500                 *
   Douglas S. Holladay, Jr. (4) .....................              7,500                 *
   Andrew Lozyniak (5) ..............................             90,000                1.42%
   John U. Moorhead, II (6) .........................            112,600                1.77%
   Kevin S. Penn (7) ................................              7,500                 *
   Mark A. Pinto (8) ................................             89,000                1.40%
   Frank J. Polese (9) ..............................            506,735                 7.9%
   Gilbert D. Raker (10) ............................            705,825               10.96%
   All executive officers and Directors as a group
    (8 persons) (11) ................................          1,526,660               23.45%
   Dimensional Fund Advisors Inc. (12) (13) .........            614,016                 9.7%

----------
*     Less than 1% of outstanding shares of Common Stock.

(1) Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(2) The address of all of the persons is c/o SEMX Corporation, One Labriola Court, Armonk, New York 10504.

(3) Mr. Brown's employment as an executive officer terminated on February 28, 2002 when the Company sold the assets of ASP.

(4)   Includes underlying options to purchase 7,500 shares of Common Stock.

(5) Includes underlying options to purchase 7,500 shares of Common Stock. Mr. Lozyniak resigned as a director on July, 2002.

(6) Includes 3,600 shares of Common Stock owned by his spouse, as to which Mr. Moorhead disclaims beneficial ownership and underlying options to purchase 47,500 shares of Common Stock.

(7)   Includes underlying options to purchase 7,500 shares of Common Stock.

(8) Includes 29,500 shares of Common Stock owned by Mr. Pinto's father, as to which Mr. Pinto disclaims beneficial ownership, and includes an underlying option to purchase 20,000 shares of common stock but excludes any shares owned by RBC/DAIN, Mr. Pinto's employer.

(9) Includes underlying options to purchase 81,250 shares of Common Stock. Mr. Polese Resigned as a director in October 2002.

(10)  Includes underlying options to purchase 91,400 shares of Common Stock.

(11) Includes an aggregate of 262,650 shares of Common Stock issuable upon exercise of options described in notes (4), (6), (7), (8) (9) and (10).

(12) The address of Dimensional Fund Advisors, Inc. ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(13) The number of shares is based upon a Schedule 13-F filed by Dimensional as of June 30, 2002. All shares reported are owned by investment companies and other investment vehicles managed by Dimensional, as to which Dimensional disclaims beneficial ownership therein.

PREFERRED STOCK

     The following table sets forth as of December 12, 2002 the stock ownership of the Company's Series B Preferred Stock:

                ACI Capital America Fund LP     1,215,000 (1)(2)(3)
                ("ACI Capital Fund")
                60 East 55th Street
                New York, New York 10022
                Exeter Venture Lenders L.P.       135,000 (2)(4)
                10 East 53rd Street
                New York, New York 10022

----------
(1) ACI Capital Fund pursuant to the Series B Preferred Stock Certificate of Designation, Number, Powers, Preferences and Relative Participation, Optional and Other Rights of Series B (Certificate of Designation") has the right to elect two directors to the Company's Board of Directors.

(2) Each holder of Series B Preferred Stock is entitled to vote the number of votes equal to the number of shares of common stock which the preferred shares would theoretically be converted into on the record date, on the basis of a $10 valuation, for each preferred share, subject to adjustment.

(3) Includes 1,125,000 warrants to purchase Company's common stock, which options are presently exercisable.

(4) Include 125,000 warrants to purchase Company's common stock, which options are presently exercisable.

PROPOSAL 1

                              ELECTION OF DIRECTORS

     The five (5) nominees of management for election as Directors of the Company at the Annual Meeting and certain information concerning each member are set forth below. All the nominees are currently serving as Directors of the Company. If elected, a Director of the Company, will hold office until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his death, resignation or removal. It is intended that the accompanying form of Proxy will be voted FOR the election as Directors of the nominees named below, unless the Proxy contains contrary instructions to withhold authority. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

     Management has no reason to believe that the nominees will not be candidates or will be unable to serve. However, in the event that any nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of the remainder of those named, and for such substitute person as shall be designated by the Directors.

     The following persons, each of whom is currently serving as a Director of the Company are nominated for election.

NAME                                   AGE    POSITION
-----------------------------------   -----   -------------------------------------------
Gilbert D. Raker ..................    58     Chairman of the Board, President and Chief
                                              Executive Officer
John U. Moorhead, II ..............    49     Director
Mark A. Pinto .....................    45     Director
Douglas S. Holladay, Jr. ..........    55     Director
Kevin S. Penn .....................    40     Director

     Gilbert D. Raker, Chairman of the Board, President and Chief Executive Officer. From May 1990 until May, 2001 Mr. Raker served as President and Chief Executive Officer of the Company. In September 2002 he resumed being President and Chief Executive Officer of the Company. Mr. Raker is a trustee of Eastern College.

     John U. Moorhead, II -- a Director of the Company since October 1991. Since May 2001, Mr. Moorhead has been a Managing Director of CE Unterberg Towbin, an investment banking firm. From January, 1995 to May 2001, Mr. Moorhead was a managing director of V. M. Equity Partners, an investment banking firm. Since November, 1990 Mr. Moorhead has been President of The Moorhead Group, Inc., an investment banking and consulting firm. From January 1988 to October 1990, Mr. Moorhead was Director of the New Business Group of the Investment Banking Division of Lehman Brothers. From November 1984 to December 1987, Mr. Moorhead was a senior executive at E.F. Hutton. He is a director of ICG Communications, Inc., a provider of bundled telecommunication services to business and Internet service providers.

     Mark A. Pinto -- a Director of the Company since July 1995. He has been Vice President/ Institutional Sales, Corporate Bond Department of RBC/DAIN since 1990. From 1987 until 1990, Mr. Pinto was Vice President/Fixed Income of Kidder Peabody & Co. Mr. Pinto has been employed in the securities industry since 1983.

     Douglas S. Holladay, Jr. -- a Director of the Company since July 2000. Mr. Holladay has held leadership roles in five Columbia Capital portfolio companies from 1990 to present. He is currently Chairman and Chief Executive Officer of Mindshift Technologies Inc., a managed services company. From 1999 until 2001 he was a venture partner at Columbia Capital Corporation. From 1996 to 1998 he was President and CEO of Digital Television Services, Inc. (DTS) a consolidator of DirecTV rural franchise areas. Prior to DTS, he was President and COO of Sterling Cellular, LLC, a multi-system cellular operator, from 1990 to 1996. From 1988 through 1989, Mr. Holladay was Group Vice President of CCA Industries, a manufacturing and marketing company of health and beauty aid products. Prior to CCA Industries he spent twelve years with Landmark Communications, Inc., a private communications company with interests in newspapers, broadcasting and cable programming.

     Kevin S. Penn -- a Director of the Company since July 2000. Mr. Penn is a Managing Director of ACI Capital Co., Inc. ("ACI Capital"). Since joining ACI Capital in 1995, Mr. Penn has had lead responsibility for making investments in both public and private companies. Prior to joining ACI Capital, Mr. Penn was Executive Vice President and Chief Investment Officer for First Spring

Corporation, from 1991 to 1995, where he was responsible for the private equity, direct investment and public investment portfolios. Prior to his association with First Spring Corporation, Mr. Penn was a Principal with the investment firm Adler & Shaykin and was a founding member of the Morgan Stanley & Co. Leveraged Investment Group. Mr. Penn currently serves as a Director of J. Silver Clothing Inc., Qdoba Restaurant Corporation and Highland Financial Holdings, LLC.

     Andrew Lozyniak resigned as a director in July, 2002.

     Frank J. Polese resigned as a director in October 2002.

CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The Company held eight meetings of the Board of Directors during the fiscal year ended December 31, 2001 ("Fiscal 2001") and conducted other business by unanimous written consent. All of the directors standing for re-election attended at least 75% of the Board of Directors meetings.

     The Company has a standing audit committee of the Board of Directors, comprised of Messrs. Pinto, Moorhead, and Holladay of which Mr. Pinto is the Chairman. During Fiscal 2001, the audit committee met two times.

     The Company has a standing compensation and personnel committee of the Board of Directors (the "Compensation and Personnel Committee"), which is comprised of Messrs. Moorhead, Penn and Raker of which Mr. Moorhead is the Chairman. During Fiscal 2000, the Compensation Committee met four times.

     The Board of Directors does not have a standing nominating committee.

EXECUTIVE OFFICERS

     The Executive Officers of the Company are as follows:

NAME                           AGE    POSITION
---------------------------   -----   -------------------------------------------
Gilbert D. Raker ..........    58     Chairman of the Board, President and Chief
                                      Executive Officer
Frank J. Polese ...........    45     President of Polese Company

     Frank J. Polese -- President of Polese Company. Mr. Polese served as President and Chief Executive Officer of the Company from May, 2001 until September 2002. He was Vice Chairman of the Company from January 1996 until he became President in May 2001. Mr. Polese was a Director of the Company from July 1993 until October 2002. In December 1999, in addition to remaining as Vice Chairman of the Company, Mr. Polese was appointed President of the Company's Microelectronic Packaging Group (formerly known as the Materials Group). Mr. Polese also served as President of the Company between January, 1994 and December, 1995. Mr. Polese has served since August 1991 as President of Polese Company, Inc., a California corporation ("Polese Company"), which was acquired by the Company on May 27, 1993, prior to which Mr. Polese was its sole shareholder. Prior to August 1991, Mr. Polese was a manufacturer's representative specializing in products incorporated into microelectronic packages for the electronics industry.

     Richard J. Brown served as President of the Wafer Reclaim Services Group and the ASP subsidiary until February 28, 2002, when the Company sold the assets of its ASP subsidiary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the NASDAQ. Officers, Directors and greater-than-10% stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during Fiscal 2000, all Section 16(a) filing requirements applicable to its officers, Directors and greater-than-10% beneficial owners were complied within a timely fashion.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid to, or earned by, the Company's Chief Executive Officer and each of the two other most highly compensated executive officers, (the "Named Executive Officers"), for the Company's last three fiscal years.

(A)  SUMMARY COMPENSATION TABLE

                                                                                      SECURITIES
NAME AND                                                                              UNDERLYING         ALL OTHER (1)
PRINCIPAL POSITION                  FISCAL YEAR     SALARY ($)     BONUS ($)*     OPTIONS/SAR'S (#)     COMPENSATION ($)
--------------------------------   -------------   ------------   ------------   -------------------   -----------------
Gilbert D. Raker                       2001         $ 310,100       $ 40,000                --
Chairman, President and Chief          2000         $ 312,000       $135,000            15,000
Executive Officer (2)                  1999         $ 295,662             --            45,000

Frank J. Polese, President of          2001         $ 220,193       $     --                --           $        --
Polese Company (3)                     2000         $ 217,999             --            15,000           $   249,000(4)
                                       1999         $ 197,230             --            50,000           $   250,000(4)

Richard J. Brown, President of         2001         $ 155,861       $ 30,000                --
the Company's Wafer Reclaim            2000         $ 168,173       $ 11,250             7,000
Services Group and ASP (5)             1999         $ 111,654             --            20,000

----------
* The bonuses shown had been accrued in the prior year and were paid to the executive in the year noted in the table.

1. The aggregate amount of such compensation is the lesser of either $50,000 or 10% of such person's total annual salary and bonus.

2.   Mr. Raker resumed the Presidency of the Company in September 2002.

3. Frank J. Polese served as President and Chief Executive Officer of the Company from May 2001 to September 2002, at which time Gilbert D. Raker resumed the Presidency of the Company and became Chief Executive Officer. Mr. Polese remains the President of Polese Company.

4. Represents payments under an agreement relating to pretax profits in connection with sales of copper-tungsten products (see "Certain Transactions").

5. Richard J. Brown was president of the Company's Wafer Reclaim Services Group and ASP until the sale by the Company of the assets of ASP as of February 28, 2002.

(B)  OPTION/SAR GRANTS IN LAST FISCAL YEAR -- None Granted.

(C) AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth (a) the number of shares received and the aggregate dollar value realized in connection with each exercise of outstanding stock options during the 2001 fiscal year by the Chief Executive Officer and each of the Named Executive Officers, (b) the total number of all outstanding, unexercised options (separately identifying exercisable and unexercisable options) held by such executive officers as of the end of Fiscal 2001, and (c) the aggregate dollar value of all such unexercised options that are in-the-money (i.e., options as to which the fair market value of the underlying Common Stock that is subject to the option exceeds the exercise price of the option), as of the end of Fiscal 2001:

                                                                 NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                                                OPTIONS/SARS AT FISCAL     IN THE MONEY OPTIONS/
                                 SHARES                              YEAR-END (#)          SARS AT FISCAL YEAR-
                               ACQUIRED ON         VALUE             EXERCISABLE/          END (#) EXERCISABLE/
NAME                          EXERCISE (#)     REALIZED ($)          UNEXERCISABLE           UNEXERCISABLE (1)
--------------------------   --------------   --------------   ------------------------   ----------------------
Gilbert D. Raker .........        --              $    --            84,213/24,688              $6,312/$6,312
Frank J. Polese ..........       8,750            $13,125            74,063/24,688              $4,288/$4,288
Richard J. Brown .........        --              $    --             9,250/ 1,270              $1,894/$1,894

----------
1 Based on the fair market value of SEMX's common stock at fiscal year end of $2.13 per share, less the exercise price payable for such shares.

COMPENSATION OF DIRECTORS

     The independent Directors of the Company, Messrs. Moorhead, Pinto, Holladay and Penn are each compensated $6,000 per fiscal year and $500 per meeting for serving on the Board of Directors. The Chairman of each committee of the Board receives $1,000 for their service. Members of each committee receive $500 per meeting attended.

     Pursuant to the Company's Non-Qualified Incentive Stock Option Plan (the "Non-Qualified Plan"), which the Board has adopted, subject to stockholder approval, non-employee Directors (Messrs. Moorhead, Pinto, Holladay and Penn) will receive options to purchase 5,000 shares of Common Stock as of the date of the Annual Meeting. The options will be exercisable at a price equal to 100% of the fair market value of the common stock on the date of grant.

EMPLOYMENT AGREEMENTS

     As of August 1, 1999, the Company entered into a three year employment agreement with Gilbert Raker (the "Agreement"). Mr. Raker's employment will continue on a year to year basis after the expiration of the initial term of the Agreement. Pursuant to the Agreement Mr. Raker will receive an initial annual salary of $312,000 (the "Base Salary"), which effective August 1, 2000 and August 1, 2001 respectively, shall be increased by the percentage increase of the Consumer Price Index ("CPI") or $12,000 per annum, whichever is greater. Mr. Raker shall receive annual bonuses as may be determined by the Compensation Committee. The Company will reimburse Mr. Raker for certain expenses incurred.

     In the event of a change of control (as defined), the Company will pay Mr. Raker (i) his full Base Salary through the date of termination, (ii) any bonus due to him, (iii) an amount equal to the highest of the annual incentive award earned by him under any Incentive Plans in the five calendar years ended as of December 31st, immediately preceding the date of termination, and (iv) in lieu of further salary payments, the Company shall pay, as severance, a lump sum equal to Mr. Raker's Base Salary for a period of three years. In the event that his employment is terminated by disability (as defined), the agreement provides for payment to Mr. Raker of his Base Salary for a period of two and one-half (21/2) years following the date of termination. In the event of his death, in addition to life insurance benefits payable to his estate, the Company shall pay his estate a lump sum representing his Base Salary and pro-rated bonus for a period of two years following the date of his death. Mr. Raker has agreed not to engage in a business that is competitive with the Company during the term of the agreement and for a period of one year thereafter.

     In connection with his employment agreement Mr. Raker also entered into an Intellectual Property Protection Agreement, pursuant to which he agreed that all inventions and works of authorship which he makes, during his employment by the Company and for one year after the termination of his employment, which relate to the business of the Company or are related to actual or anticipated research and development, will be the sole and exclusive property of the Company. The Intellectual Property Protection Agreement also restricts Mr. Raker from using Company trade secrets indefinitely after termination of his employment and restricts his use of confidential information for a period of five (5) years following his termination of employment with the Company.

     As of August 1, 1999, the Company and Polese Company entered into a five year employment agreement with Frank Polese (the "Agreement"). Mr. Polese's employment will continue on a year to year basis after the expiration of the initial term of the Agreement. Pursuant to the Agreement, Mr. Polese will receive an annual salary of $250,000 (the "Base Salary"), which may be increased, but not decreased, in the future by the Company. In addition, Mr. Polese may be paid an annual bonus in the discretion of the Compensation Committee.

     In the event of a termination due to change in control (as defined) the Company will pay Mr. Polese (i) his full Base Salary through the date of termination; (ii) any bonus for a past calendar year which is due, (iii) an amount equal to the annual incentive award earned by him under any of the Company's Incentive Plans in the calendar year ended as of December 31st immediately preceding the date of termination, and (iv) in lieu of further salary payments, a severance lump sum payment equal to Mr. Polese's Base Salary for a period of three years. In the event Mr. Polese becomes incapable of fulfilling his obligations because of injury or physical or mental illness for a period of three consecutive months or six months in the aggregate during any twelve consecutive months, the Company may terminate his employment upon thirty
(30) days written notice. Mr. Polese has agreed not to engage in any business that is competitive with the Company during the term of the Agreement and for one year thereafter.

     In connection with his employment agreement Mr. Polese also entered into an Intellectual Property Protection Agreement, pursuant to which he agreed that all inventions and works of authorship which he makes, during his employment by the Company and for one year after the termination of his employment, which relate to the business of the Company or are related to actual or anticipated research and development, will be the sole and exclusive property of the Company. The Intellectual Property Protection Agreement also restricts Mr. Polese from using Company trade secrets indefinitely after termination of his employment and restricts his use of confidential information for a period of five (5) years following his termination of employment with the Company.

     At the time of the sale of the assets of ASP by the Company, Richard Brown entered into non-competition and consulting agreements. He received $162,000 in consideration of the aforementioned agreements and in satisfaction of all salary and benefits which he was entitled to under his employment agreement with the Company.

EMPLOYEE STOCK OPTION PLAN

     SEMX Corporation Amended Employees' Incentive Stock Option Plan (the "Plan") provided for shares of the Company's Common Stock to be reserved for issuance upon exercise of options designated as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

     The Plan was administered by the Board of Directors which determined among other things, the persons to be granted options under the Plan, the number of shares subject to each option and the option price. The exercise price of any stock option granted under the Plan may not be less than the fair market value of the shares subject to the option on the date of grant, provided that the exercise price of any incentive option granted to an optionee owning more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such option on the date of grant and the aggregate fair market value of stock with respect to which incentive options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. The term of each option and the manner in which it may be exercised is determined by the Board of Directors provided that any option granted to an optionee owning more than 10% of the Common Stock shall have a term of no more than five years. Incentive Options may be granted only to employees and no option granted to an employee may be exercised unless the optionee is an employee of the Company and has been in such position for at least one year after the date of grant. Options are not transferable, except upon death of the optionee. On December 20, 2001, after giving effect to the exchange and repricing of certain options in fiscal 1998, 890,767 options (as adjusted) had been granted and are exercisable under the Plan.

     The Amended Employees' Incentive Stock Option Plan expired on December 20, 2001. The Board, upon the recommendation of its Compensation and Personnel Committee, subject to approval of the shareholders, has adopted a new Employees' Incentive Stock Option Plan, reserving 300,000 shares of common stock for grants under the Plan. See Proposal 2 of this Proxy Statement for a more detailed explanation of the proposed Employees' Incentive Stock Option Plan.

NON-QUALIFIED STOCK OPTION PLAN

     The Board upon recommendation of its Compensation and Personnel Committee, subject to approval of the shareholders has adopted a Non-Qualified Incentive Stock Option Plan (the "Non-Qualified Plan") which provides for the grant of non-qualified stock options, which are not intended to qualify under Section 422A(b) of the Internal Revenue Code of 1986, as amended, and has reserved an aggregate of 300,000 shares for grants under the Plan. The Non-Qualified Plan provides that non-qualified stock options ("NQSOs" or "Options") may be granted to employees, non-employees, Directors and consultants to the Company and its subsidiaries, all of whom are eligible to participate in the Non-Qualified Plan (the "Participants"). The Plan provides that all non-employee Directors will receive options to purchase 5,000 shares of Common Stock as of the date of the Annual Meeting. The options are exercisable at a price equal to 100% of the fair market value of the common stock on the date of grant. The Non-Qualified Plan is administered by the Board of Directors or if established by the Board, the stock option committee (the "Committee"), consisting of two disinterested members appointed by the Board of Directors. The terms of the options granted under the Non-Qualified Plan are to be determined by the Board or the Committee, if established by the Board. An option must be granted within ten years from the date that the Non-Qualified Plan was adopted. Options will be exercisable in whole or part at any time during the ten-year period, but will not have an expiration date later than ten years from the date of grant. Options are non-transferable, except upon death of the optionee. The Non-Qualified Plan is being presented to the stockholders for ratification. See Proposal 3 of this Proxy Statement. To date, after giving effect to the exchange and repricing of certain options in fiscal 1998, 256,500 options have been granted under the Company's existing Non-Qualified Plan.

STOCK OPTIONS OUTSIDE OF A PLAN

     After giving effect to the exchange and repricing of certain options in fiscal 1998, the Company has issued options for 123,750 shares outside of its option plans to certain Directors of the Company, consultants and employees.

                             CERTAIN TRANSACTIONS

     In connection with the acquisition of all of the issued and outstanding shares of Common Stock of Polese Company in 1993, for a ten-year period commencing on January 1, 1994, Mr. Polese has the right to receive 10% of (i) the pre-tax profit from the copper tungsten product line after allocating operating costs and (ii) the proceeds of the sale, if any, by the Company of the tungsten/copper heat dissipation technology. During fiscal 2001, the Company did not pay or accrue any money to Mr. Polese pursuant to the aforementioned agreement.

     The Company believes that transactions between the Company, its officers, Directors, principal stockholders, its subsidiaries or its or their affiliates have been, and in the future will be, on terms no less favorable to the Company than could be obtained from unaffiliated third-parties. Future transactions with affiliates will be approved by a majority of the disinterested members of the Board of Directors.

              REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE

     The Report of the Compensation and Personnel Committee and the Performance Graph herein shall not be incorporated by reference into any filing notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 that might incorporate future filings in whole or in part, including this Proxy Statement.

     The Compensation and Personnel Committee of the Board of Directors (the "Committee") is composed of John U. Moorhead, II, Kevin S. Penn and Gilbert D. Raker. The Committee is responsible for establishing and administering the Company's employee compensation plans, subject to the approval of the Board of Directors. The Committee applies a philosophy based on the premise that the achievements and successes of the Company result from the coordinated efforts of all individuals working toward common objectives.

COMPENSATION PHILOSOPHY

     The goals of the Company's compensation program are to align compensation with business performance and to enable the Company to attract and retain competent executives who contribute to the success and profitability of the Company.

     The Committee is committed to providing compensation that helps attract and retain highly competent executive officers. Executive Officers are rewarded based upon corporate performance and profitability through the payment of bonuses and the grant, to them, of stock options. The Company believes stock ownership by management fosters an interest in the enhancement of stockholder value and thus aligns management's interest with that of the stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER.

     Frank D. Polese became President and Chief Executive Officer in May, 2001 and served as such until September 2002, at which time it was decided that Mr. Polese should devote his full time to the manufacturing and product development activities of the Company. He has played and continues to play a pivotal role in the movement of the Company into new areas of business, especially in the area of thermal management products. In August 1999, the Company and Polese Company entered into a five year employment agreement with Mr. Polese (see "Employment Agreements"). Mr. Polese currently receives a base salary of $250,000 per annum. Future increases in his salary will be at the discretion of the Board. In addition, the Compensation Committee, in its discretion may pay Mr. Polese a bonus.

     Mr. Polese received no bonus for fiscal year 2001.

     Mr. Polese participates in the Company's Stock Option Plans.

COMPENSATION VEHICLES

     The Company uses a total compensation program that consists of cash and equity based compensation.

CASH BASED COMPENSATION

     Salary and Bonuses

     Individual salary determinations of the Company's executive officers are based on experience, duties and functions, performance and comparison to peers, both inside and outside of the Company.

     The Board of Directors in its discretion, may award bonuses to executive officers in recognition of their performance and their contributions to the success of the Company.

     401-K Plan

     The Company has a 401-K Plan and matches up to 2% of the total compensation of participants in the Plan up to a maximum allowed by law.

EQUITY BASED COMPENSATION

     The Company utilized its Amended Employees' Incentive Stock Option Plan and continues to utilize its Non-Qualified Stock Option Plan (the "Plans"), to provide executive officers, among others, involved in the Company's development, an opportunity to acquire or increase their proprietary interest in the financial successes and progress of the Company by means of grants of options to purchase Company Common Stock. The Plans utilize vesting periods, which are determined by the Board which administers the Plans, to encourage executive officers to continue in the employ of the Company.

THE COMPENSATION AND PERSONNEL COMMITTEE:

                John U. Moorhead, II
                Kevin S. Penn
                Gilbert D. Raker

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Company's Audit Committee consists of three members of the Board of Directors, all of whom are "independent directors" as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing application. All members of the Audit Committee are financially literate and the Chairman of the Audit Committee, has extensive financial management experience.

     The Board adopted a written charter for the Audit Committee on May 26, 2000.

     The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing (i) the financial information which is provided to the shareholders, governmental and regulatory bodies and others, (ii) the system of financial internal controls which management and the Board have adopted and (iii) the audit process.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management. Furthermore, the Audit Committee has discussed with the Company's independent auditors, Goldstein Golub Kessler LLP, the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and a letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard No. 1 and has discussed with Goldstein Golub Kessler LLP such firm's independence. Based upon these reviews and discussions, the Audit Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, the last fiscal year for filing such annual report with the U.S. Securities and Exchange Commission.

THE AUDIT COMMITTEE

                Mark A. Pinto, Chairman
                John U. Moorhead, II
                Douglas S. Holladay

     Goldstein Golub Kessler LLP (GGK) has a continuing relationship with American Express Tax and Business Services Inc. (TBS) from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     Other services, which do not include Financial Information System Design and Implementation fees, have been provided by TBS.

AUDIT FEES

     The aggregate fees billed by GGK for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year as well as related audit committee meetings, management memorandum and out of pocket expenses and administrative charges amounts to approximately $240,000.

ALL OTHER FEES

     The aggregate fees billed by GGK, which do not include Financial Information System Design and Implementation fees, for services rendered to the Company during 2001 other than the services described above under "Audit Fees" amounted to approximately $150,000.


     The Audit Committee did consider the compatibility of the non-audit services furnished by the Auditors to the Company to the Auditor's continued independence.

                               PERFORMANCE GRAPH

     Set forth below is a Performance Graph that shows the cumulative total return on the Company's Common Stock compared with the cumulative total return of the Standard & Poors Small Cap 600 and a peer group index for the period of the Company's last five fiscal years (December 1996 = 100):

     Because the Company is involved in a variety of microelectronic and semiconductor businesses, no published peer group accurately mirrors the Company's business or weighs those businesses to match their relative contributions to the Company's overall performance. Accordingly, the Company had created a special per group index that includes companies in the principal lines of business which the Company does business. The common stocks of the following companies have been included in the peer group index: Alpha Technologies Group, Inc., ATMI, Inc., Brush Engineered Materials, CTS Corp., Kulicke & Soffa Industries, Inc., Park Electrochemical Corp. and Sheldahl, Inc.

                               [GRAPHICS OMITTED]

                            TOTAL SHAREHODLER RETURNS

                         BASE      YEARS ENDING
                        PERIOD
COMPANY NAME/INDEX      DEC 96   DEC 97   DEC 98    DEC 99    DEC 00    DEC 01
--------------------------------------------------------------------------------
SEMX CORP                 100     69.54    26.44     68.39     41.38     19.59
S&P SMALLCAP 600 INDEX    100    125.58   123.95    139.32    155.76    165.94
PEER GROUP                100    134.29   133.70    266.84    171.53    151.55

     A $100 investment in SEMX Corporation Common Stock in December, 1996 would be equal to $19.59 in December, 2001. The Board of Directors recognize that the market price of stock is influenced by many factors, only one in which is company performance. The stock price performance shown on the Performance Graph is not necessarily indicative of future price performance.

THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" ALL THE NOMINEES LISTED IN THE FOREGOING PROPOSAL 1.

PROPOSAL 2

                            PROPOSAL TO APPROVE THE
                    EMPLOYEE'S INCENTIVE STOCK OPTION PLAN

     The Company's Amended Employee's Incentive Stock Option Plan expired on December 20, 2001. As of December 20, 2001, there were 890,767 options granted and are exercisable.

     On recommendation of the Compensation and Personnel Committee of the Board of Directors, subject to the approval of the shareholders, the Board approved a new Employee's Incentive Stock Option Plan (the "ISO Plan"). The Board reserved 300,000 shares of common stock for grants under the ISO Plan.

     The Board of Directors has deemed it in the best interests of the Company to adopt a new ISO Plan, so as to continue to provide employees and future employees involved in the continuing development and success of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interest in the financial success and progress of the Company by means of grants of options to purchase Common Stock. It is the opinion of the Board of Directors that by providing the Company's employees the opportunity to acquire an equity investment in the Company, the ISO Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also enable the Company to attract other qualified personnel to the Company's employ.

     Once a quorum is present, the affirmative vote of a majority of the outstanding shares of Common Stock present or represented by proxy at the meeting is required for approval of the ISO Plan. The Board recommends a vote in favor thereof.

     The following statements summarize certain provisions of the ISO Plan, which is qualified in its entirety by reference to the text of the Plan, which is annexed hereto as Exhibit "A".

ELIGIBILITY FOR PARTICIPATION

     The ISO Plan provides that employee incentive stock options ("EISOs") may be granted to employees (including officers and Directors who are also employees) of the Company and its subsidiaries, all of whom are eligible to participate in the ISO Plan (collectively referred to as "Participants"). The Board of Directors or the Stock Option Committee will select the optionees and determine the number of shares to be subject to each option. In making such determination, the nature of the services rendered by Participants will be taken into account, as well as the Participant's present and potential contributions to the success of the Company, and such other relevant factors as the Board of Directors or the Stock Option Committee shall, in its discretion, deem relevant.

     EISOs may not be granted under the ISO Plan to any one person for shares first exercisable in any calendar year having an aggregate fair market value (measured at the time of grant) in excess of $100,000.

ADMINISTRATION

     The Plan is administered by the Board of Directors or by the Stock Option Committee of the Board, which is comprised of not less than two disinterested members appointed by the Board. No Director who is eligible to receive options under the Plan may serve on the Stock Option Committee. The interpretation and construction of any provisions of the Plan by the Board or its committee shall be final and conclusive. Members of the Board will receive no compensation for their services in connection with the administration of the Plan.

TERMS OF OPTIONS

     The terms of options granted under the ISO Plan are to be determined by the Board or the Stock Option Committee. Each option is to be evidenced by a stock option agreement between the Company and the employee to whom such option is granted, and is subject to the following additional terms and conditions.

     (a) Exercise of the Option. The Board of Directors or the Stock Option Committee will determine the time periods during which options granted under the ISO Plan may be exercised. An option must be granted within ten (10) years from the date the ISO Plan was adopted on June 24, 2002 (the "Effective Date"). Options will be exercisable in whole or in part at any time during the exercise period but will not have an expiration date later than ten (10) years from the date of grant. EISOs granted to holders of more than 10% of the Company's Common Stock may not have a term of more than five years. Unless otherwise provided in any option agreement issued under the ISO Plan, any option granted under the Plan may be exercisable in whole or in part at any time during the exercise period and must become fully exercisable within five years from the date of its grant and no less than 20% of the Option shall become exercisable in any of the first five years of the Option. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or at the discretion of the Board or the committee, by delivery of shares of Common Stock having a fair market value equal to the Option Price.

     (b) Option Price. In no event may the option price of an ISO be less than the fair market value on the date of grant. Such fair market value of an EISO shall be determined by the Board of Directors and, if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the last reported sale price of the Common Stock on such date. EISOs granted to holders of more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of grant.

     (c) Termination of Employment; Death, Disability. If the employment of an optionee under the ISO Plan is terminated otherwise than by retirement, death or disability, such optionee's options shall immediately terminate, provided the Board of Directors or Stock Option Committee, if so established, may allow the Options to be exercised at any time within the three months after the date of termination.

     In the event an optionee dies while in the employ of the Company or a subsidiary or parent thereof, his option may be exercised by a legatee or legatees of such option under such optionee's Last Will and Testament or by his personal representatives or distributees at any time within one year after his death or prior to the expiration of the Option.

     In any event, an option may only be exercised to the extent that it could have been exercised by the optionee at the time of his termination of employment or death. In no event may an option be exercised after the expiration of ten years from the date of its grant.

     In the event an optionee becomes disabled while employed by the Company or any subsidiary and ceases to be employed as a result thereof, the Board of Directors or Stock Option Committee, in its discretion, may allow any options held by the optionee to be fully exercised, at any time within one year after the date of such termination of employment, unless either the options or the ISO Plan otherwise provides for earlier termination of the options.

     (d) Nontransferability of Options; No Liens. An option is nontransferable and non assignable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Stock Option Committee.

TERMINATION; AMENDMENT OR DISCONTINUANCE

     The ISO Plan (but not options previously granted under the ISO Plan) shall terminate ten years from the earlier of the date of its adoption by the stockholders or its Effective Date. No option will be granted after termination of the ISO Plan.

     The Board of Directors may terminate the ISO Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the ISO Plan as it deems advisable.

However, the Board may not, without the approval of a majority of outstanding shares present or represented by proxy at a meeting, where a quorum is present, except under conditions described under "Adjustments Upon Changes in Common Stock", increase the maximum number of shares as to which options may be granted under the Plan, change the standards of eligibility under the Plan, increase the benefits which may accrue to participants under the ISO Plan, cause options under the ISO Plan to fail to meet the requirements of EISOs, or require prior approval of a majority vote of the stockholders of the Company under the applicable provisions of the General Corporation Law of Delaware.

     No termination, modification or amendment of the ISO Plan may adversely affect the terms of any outstanding options without the consent of the holders of such options.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK

     In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of a stock split, reverse stock split or stock dividend, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the ISO Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding options and in the exercise prices of such options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of options granted under the ISO Plan. Fractions of shares resulting from any such adjustment shall be revised to the next lower whole number of shares.

     All options then currently outstanding shall become immediately exercisable in full until expiration of their respective terms upon either the first purchase of the Company's Common Stock pursuant to a third party tender offer or exchange offer or a merger or consolidation with a third party, sale of all or substantially all assets of the Company or plan of liquidation and/or dissolution approved by the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is only a summary of the principal Federal income tax consequences of the options granted under the ISO Plan and is based on existing Federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the Federal income tax consequences herein discussed.

     Generally, under present law, when an option qualifies as an ISO under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (i) an employee will not realize taxable income either upon the grant or the exercise of the option, (ii) the amount by which the fair market value of the shares acquired by the exercise of the option at the time of exercise exceeds the option price is included in alternative minimum taxable income for purposes of determining the employee's alternative minimum tax, (iii) any gain or loss (the difference between the net proceeds received upon the disposition of the shares and the option price paid therefore) upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss if the stock qualifies as a capital asset in the hands of the employee, and (iv) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of an ISO or a qualifying disposition of the shares. A disposition by an employee of shares acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs more than two years after the grant of the option and one year after the issuance of the shares to the employee. If such shares are disposed of by the employee before the expiration of those time limits, the transfer would be a "disqualifying disposition", and the employee, in general, will recognize ordinary income (and the Company will receive an equivalent deduction) equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price, or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under Federal and state law. The maximum rate of tax on ordinary income is greater than the maximum rate of tax on capital gains. The tax rate advantage of long-term capital gains was enhanced under the Tax Relief Act of 1997 (the "1997 Act"). Such legislation reduced the maximum rate of taxation on capital gains for individuals from 28% to 20%. These rates will apply for both regular and alternative minimum tax ("AMT") purpose, which means that there is not AMT adjustment for the new capital gains rates. In addition, under the Revenue Reconciliation Act of 1993, holders of options granted after August 10, 1993 may be entitled to exclude up to 50% of the gain on any such sale occurring five years after the date of exercise. The availability of such exclusion for so-called "qualified small business stock" is dependent upon the Company not (i) having in excess of $50 million of aggregate gross assets at any time before the exercise of the options, (ii) being in the trade or business of operating hotels, motels, restaurants, or similar businesses, or
(iii) being in a trade or business where the principal asset is the reputation or skill of one or more of its employees. The 1997 Act does not change the capital gain treatment of qualified small business stock and, therefore, such gains will remain taxed at no higher than 14% (28% rate x 50% exclusion). No assurance can be given that the Company will be considered meeting such requirements currently or in the future. To the extent that a portion of any gain is excluded, one-half of the excluded gain is a tax preference item for AMT purposes.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the Federal income tax consequences described herein, a grantee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

PROPOSAL 3

                        PROPOSAL TO APPROVE AMENDMENTS
                        TO THE COMPANY'S NON-QUALIFIED
                          INCENTIVE STOCK OPTION PLAN

     The Board of Directors of the Company has adopted, subject to the approval of stockholders, a Non-Qualified Incentive Stock Option Plan (the "Non-Qualified Plan" or "Plan"), reserving 300,000 shares of common stock subject for grant under the Plan. The Plan provides for the grant of 5,000 options to each non-employee director at the time of the Company's annual meeting.

     Once a quorum is present, the Non-Qualified Plan and any amendment thereto may be approved by the affirmative vote of a majority of the holders of shares present or represented by proxy at the meeting.

     The Board believes that the increase in the number of options to be granted to non-employee directors will enhance the Company's ability to attract and retain individuals to serve on its Board, who possess varied skills and talents and who are persons of exceptional ability.

     The Board of Directors has deemed it in the best interests of the Company to adopt the Non-Qualified Plan, so as to provide employees, non-employee directors and non-employees, involved in the continuing development and successes of the Company and its subsidiaries, an opportunity to acquire or increase their proprietary interest in the Company by means of grants of options to purchase common stock.

     The Board is of the opinion that the Company's Non-Qualified Plan provides competitive and balanced incentives for employees, non-employee directors and non-employees who render services to the Company, encourages their efforts on the Company's belief and also enables the Company to attract qualified personnel to the Company's employ.

     The following statements summarize certain provisions of the Non-Qualified Plan, which is qualified in its entirety by reference to the text of the Non-Qualified Plan, which is annexed as Exhibit "B".

ELIGIBILITY FOR PARTICIPATION

     The amended Non-Qualified Plan provides that non-qualified stock options ("NQSOs" or "Options") may be granted to employees of the Company and its subsidiaries thereof, non-employee members of the Board of Directors of the Company and non-employees of the Company, and its subsidiaries thereof (collectively referred to as "Participants"). The Board of Directors or a committee appointed by the Board will select the optionees and determine the number of shares to be subject to each option. In making such determination, there will be taken into account the nature of the services rendered by Participants, their present and potential contributions to the success of the Company, and such other relevant factors as the Board of Directors or the Committee, in its discretion shall deem relevant.

ADMINISTRATION

     The Plan is to be administered either by the Board of Directors of the Company or by the stock option committee ("Stock Option Committee" or the "Committee") of not less than two non-employee directors of the Company appointed by the Board. The interpretation and construction of any provisions of the Plan by the Board or its Committee shall be final and conclusive. Members of the Board will receive no compensation for their services in connection with the administration of the Non-Qualified Plan.

TERMS OF OPTIONS

     The terms of options granted under the Plan are to be determined by the Board or the Stock Option Committee. Each option is to be evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The Board of Directors or the Stock Option Committee will determine the time periods during which options granted under the Non-Qualified Plan may be exercised. An option must be granted within ten
(10) years from the date the Plan will be adopted. Options will be exercisable at any time during the period, but will not have an expiration date later than ten (10) years from the date of grant. NQSOs granted to holders of more than 10% of the Company's Common Stock may not have a term of more than five years. Unless otherwise provided in any option agreement issued under the Plan, any option granted under the Plan may be exercisable in whole or in part at any time during the exercise period. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or at the discretion of the Board or the Stock Option Committee, by delivery of shares of Common Stock having a fair market value equal to the Option Price.

     The Option Price of the shares of common Stock subject to each NQSO shall be such price as established by the Board of Directors or the Stock Option Committee at the date of grant.

     (b) The Company's non-employee directors will receive options to purchase 5,000 shares of common stock on the date of the annual meeting of the stockholders, said options will bear an exercise price equal to 100% of the fair market value of the common stock on the date of grant.

     (c) Termination of Employment: Death: If the optionee ceases to be employed by the Company or any subsidiary thereof, or the contractual relationship of an optionee with the Company is terminated other than by retirement, death or disability, such optionee's options shall immediately terminate, provided the Board of Directors or the Stock Option Committee may allow the options to be exercised at any time within the three months after the date of termination.

     In the event an optionee dies while an employee of the Company or a subsidiary thereof, or in service of the Company or a subsidiary thereof, his option may be exercised by a legatee or legatees of such option under such optionee's Last Will and Testament or by his personal representatives or distributees at any time within one year after his death or prior to the expiration of the Option.

     In any event, an option may only be exercised to the extent that it could have been exercised by the optionee at the time of his termination of employment by the Company or death. In no event may an Option be exercised after the expiration of ten years from the date of its grant.

     (d) Termination of Employment -- Retirement

     In the event of the termination of employment of the optionee by reason of retirement, the optionee may exercise his Options at any time after such termination, provided that the Options may not be exercised after the expiration of such Option.

     (e) Termination of Employment -- Disability

     In the event an optionee becomes disabled while an employee of the Company or in service thereof and ceases to be employed or in service to the Company as a result thereof, the optionee may exercise his Options at any time within one year after the optionee's termination due to disability, provided that the Options may not be exercised after the expiration of such Option.

     (f) Non-transferability of Options. No Liens

     An Option is nontransferable and non-assignable by the optionee, except by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee, or in the event of his or her death, by a person who acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the optionee.

     The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Stock Option Committee.

TERMINATION; AMENDMENT OR DISCONTINUANCE

     The Non-Qualified Plan (but not Options previously granted under the Non-Qualified Plan) shall terminate ten years from the earlier dates of its adoption by the stockholders or its Effective Date. No Option will be granted after termination of the Plan.

     The Board of Directors may terminate the Plan at any time prior to its expiration date, or from time to time make such modifications or amendments to the Plan as it deems advisable. However, the Board may not, without the approval of a majority of the outstanding shares present or represented by proxy, where a quorum is present, except under conditions described under "Adjustments Upon Changes in Common Stock", increase the maximum number of shares as to which Options may be granted under the Plan, change the eligibility under the Plan, increase the benefits which may accrue to participants under the Plan, or require prior approval of a majority vote of the stockholders of the Company under the applicable provisions of the General Corporation Law of Delaware.

ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

     The Plan provides for appropriate adjustments in the aggregate number of shares of common Stock available under the Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of the outstanding options and in the exercise prices of such Options, in the event the number of outstanding shares of the Company is changed by reason of a stock split reverse stock split or stock dividend.

FEDERAL INCOME TAX CONSEQUENCES

     In the case of NQSOs granted under the Non-Qualified Plan, no income generally is recognized by the optionee at the time of the grant of the option, assuming such NQSO does not have a readily ascertainable fair market value. The optionee generally will recognize ordinary income at the time the NQSO is exercised equal to the aggregate fair market value of the shares acquired less the option price. Notwithstanding the foregoing, if a sale of the shares at a profit could subject an optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, the optionee generally will not recognize income until the date a sale thereof would not give rise to a suit under
Section 16(b) of the Securities Exchange Act of 1934, at which time he will recognize income in an amount equal to the fair market value of the shares on such date less the option price. However, such an optionee may elect ("Section 83(b) Election") within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise. Ordinary income from NQSOs will constitute compensation for which withholding may be required under Federal and state law. The Company will receive a deduction equal to the amount of compensation so recovered by the optionee, subject to the limitation imposed by the 1993 Act limiting the otherwise allowable deduction for compensation paid or accrued by a covered employee of a publicly held corporation to no more than $1 million per year.

     Assuming that the NQSO does not have a readily accountable fair market value, the transfer of an NQSO by an employee to a member of his or her immediate family will not result in the immediate realization of income by the employee/optionee. Upon exercise of the option by the recipient of the gift, the employee/optionee will realize ordinary income in an amount equal to the fair market value of the stock less the exercise price.

     Shares acquired upon exercise of NQSOs will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of the exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss if the stock is a capital asset in his hands. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss. As set forth above, the maximum rate of tax on ordinary income is greater than the rate of tax on capital gains. To the extent an optionee recognizes a capital loss, such loss may currently generally offset capital gains and $3,000 of ordinary income. Any excess capital loss is carried forward indefinitely.

     The foregoing discussion is only a brief summary of the applicable Federal income tax laws as in effect on this date, and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the Federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he works and/or resides.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3

PROPOSAL 4

                      RATIFICATION OF THE APPOINTMENT OF
                        GOLDSTEIN GOLUB KESSLER P.C. AS
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Goldstein Golub Kessler LLP of New York have been selected by the Company's Board of Directors as the Company's independent public accountants for the year ending December 31, 2002. Goldstein Golub Kessler LLP have been the Company's independent certified public accountants since 1988. It is expected that a representative of Goldstein Golub Kessler LLP will have an opportunity to make a statement if he or she so desires to do so and to respond to appropriate questions. Proxies are being solicited by management in favor of ratifying the appointment of Goldstein Golub Kessler LLP.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4

OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matter according to their best judgment.

EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

STOCKHOLDER PROPOSALS

     No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held (a beneficial owner may submit a proposal through the record holder of his or her shares); (b) provides the Company in writing with his or her name, address, the number of shares held and the date upon which they were acquired, with documentary support for a claim of beneficial ownership; (c) notifies the Company of his or her intention to appear personally at the meeting or by a qualified representative under Delaware law to present the proposal for action; and (d) submits the proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than March 15, 2003. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the Company begins to print and mail its proxy materials.

     Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.



BY ORDER OF THE BOARD OF DIRECTORS


Armonk New York                     Mark A. Koch, Secretary
December 24, 2002


     Copies of the Company's Annual Report on Forms 10-K and 10-K/A for the year ended December 31, 2001 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Mark A. Koch, the Company's Secretary, SEMX Corporation, One Labriola Court, Armonk, New York 10504.

                                   EXHIBIT A

                               SEMX CORPORATION
                    EMPLOYEES' INCENTIVE STOCK OPTION PLAN

     SECTION 1. ESTABLISHMENT AND PURPOSE. SEMX Corporation's Employees' Incentive Stock Option Plan (hereinafter referred to as the "Plan") is intended to furnish additional incentive to key employees of SEMX Corporation (the "Company") and its subsidiaries, by encouraging stock ownership in the Company by such key employees so that they may acquire or increase their proprietary interest in the financial success and progress of the Company. The purpose of the Plan also is to provide an inducement to attract new personnel to become key employees of the Company. These purposes will be effected through the granting of options to purchase the Common stock of the Company which will constitute "incentive stock options" (hereinafter referred to as the "Option") within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code").

     SECTION 2.  GENERAL PROVISIONS OF THE PLAN.

     (a) ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company or by a Committee of the Board, which shall consist of a minimum of two (2) disinterested persons who shall be selected by the Board of Directors from its members or otherwise appointed to administer the Plan (the "Stock Option Committee"'). Members of the Stock Option Committee shall serve one (1) year, with renewal terms at the discretion of the Board of Directors. As used in this Plan, references to the Stock Option Committee shall mean either the Stock Option Committee or the Board, if no committee has been established. Any action taken by the Stock Option Committee shall be taken by a majority vote or the unanimous consent of the Committee members.

     (b) AUTHORITY OF THE BOARD OF DIRECTORS AND/OR THE STOCK OPTION COMMITTEE. Subject to other provisions of the Plan, and with a view to furtherance of its purpose, the Board of Directors or the Stock Option Committee, if established by the Board of Directors, shall have the sole authority and absolute discretion:

          (i)    to construe and interpret the Plan;

          (ii)   to define the terms used herein;

          (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan;

          (iv) to determine persons to whom Options shall be granted under the Plan ("Optionees");

          (v) to determine the time or times at which Options shall be granted under the Plan;

          (vi) to determine the number of shares subject to each Option, the price (the "Option Price") and duration of each Option;

          (vii)  to determine all of the other terms and conditions of Options;
                 and

          (viii) to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations made by the Board of Directors or Stock Option Committee, as the case may be, shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

     For purposes of the Plan, an Option shall be deemed to be granted when the Corporation completes the corporate action constituting an offer of stock for sale to an individual under the terms and conditions of a statutory option pursuant to Sections 421 through 425 of the Code, the regulations promulgated thereunder, as such may be amended, or any successor statutes or regulations thereto.

     (c) MAXIMUM NUMBER OF SHARES SUBJECT TO THE PLAN. The maximum number of shares of Common Stock subject to the Plan shall be THREE HUNDRED THOUSAND (300,000) shares of

Common Stock, par value $.10 (the "Common Stock") per share, of the Company (the "Shares"), subject to adjustment as provided in this Plan. The Shares may, in the discretion of the Board of Directors or the Stock Option Committee, consist either in whole or in part of authorized but unissued shares of Common Stock of the Company. Any Shares as to which Options terminate unexercised shall continue to be available for Options under this Plan.

     (d) ELIGIBILITY AND PARTICIPATION. The persons who shall be eligible to receive Options under the Plan shall be such key employees of the Company (including any subsidiary of the Company, as defined below) as the Board of Directors or the Stock Option Committee shall select from time to time. The Option Price of any option granted to a Principal under this Plan must be at least 110% of the fair market value of the Common Stock as determined on the date of the granting of the Option. "Principal" shall mean any beneficial owner of 10% or more of the Common Stock of the Company. A person may be granted more than one Option under this Plan. The term "Subsidiary" of the Company means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (e) EFFECTIVE DATE OF THE PLAN.  The Plan shall take effect on June 24,
2002.

     (f) AMENDMENT AND TERMINATION OF PLAN. The Board of Directors of the Company, without further approval of the stockholders of the Company, may at any time suspend or terminate the Plan or may amend it from time to time in any manner; provided, however, that no amendment shall be effective without prior approval of the stockholders of the Company which would (i) except as provided in Subsection (c) hereof, increase the maximum number of Shares which may be issued under the Plan, (ii) change the eligibility requirements for individuals entitled to receive Options under the Plan, (iii) cause Options issued under the Plan to fail to meet the requirements of incentive stock options as defined in Section 422A(b) of the Code, or (iv) require prior approval of a majority vote of stockholders present or represented by a proxy, once a quorum is present, at a meeting of the Company under the applicable provisions of the General Corporation Law of the State of Delaware, or (v) materially increase the benefits accruing to participants under the Plan within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.

     The Board of Directors shall not grant any options after ten (10) years from the date the Plan is adopted by the stockholders or the Effective Date of the Plan, whichever is later.

     (g) ADJUSTMENTS. If the outstanding shares of Common Stock are increased or decreased through a stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate Option Price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the Option Price for each Share covered by the Option.

     (h) PRIOR OPTIONS AND OBLIGATIONS. No amendment, suspension or termination of the Plan shall, without the consent of the person who has received an Option, alter or impair any of that person's options or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

     (i) PRIVILEGES AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to the Shares purchased by such Optionee pursuant to the exercise of an Option under this Plan until the Company has received full payment therefore and has issued a Stock Certificate(s) to such Optionee representing such Shares. No Shares shall be required to be issued and delivered upon the exercise of any Option until all the requirements of law having jurisdiction over the issuance and delivery of the Shares shall have been duly complied with. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or for distributions or for rights of any other kind with respect to Shares for which the record date for such dividends or distributions or rights is prior to the date of the issuance to the Optionee of a Certificate(s) for the Shares.

     (j) RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance of the stock as to which the requisite authority shall not have been obtained.

     SECTION 3. TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of Options granted under this Plan may differ from one another as the Board of Directors or the Stock Option Committee shall in its discretion determine, so long as all Options granted under this Plan satisfy the requirements of the Plan. Each Option granted by the Board of Directors or the Stock Option Committee pursuant to this Plan shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "Agreement") containing provisions consistent with this Plan, including in the discretion of the Board of Directors or the Stock Option Committee, a waiting period following the grant of the Option during which all or any part may not be exercised. The right of the Company to terminate the employment of the Optionee at any time, with or without cause, shall in no way be restricted by the existence of this Plan, the grant of any Options hereunder or the terms of any Agreement relating thereto. Options shall further be subject to the terms and conditions of this Plan.

     SECTION 4. PRICE OF OPTIONS. Each Option shall state the number of Shares subject to the Option Price, which price shall be not less than the fair market value (or 110% of the fair market value for Principals) of the Shares with respect to which the Option is granted at the time of the granting of the Option.

     For purposes of this Section 4, the fair market value per Share shall be the last reported sale price of the Common Stock of the Company on the day the Option is granted, as reported on NASDAQ.

     Subject to the foregoing paragraph, the Board of Directors and the Stock Option Committee shall have full authority and discretion in setting the Option Price. The Option Price of Options granted to Principals shall be determined in accordance with Section 2(d) of this Agreement.

     SECTION 5. DURATION OF OPTION. The duration of each Option shall be determined by the Board of Directors or the Stock Option Committee, but in no event shall any Option be exercisable either in whole or in part after the expiration of ten (10) years (or five (5) years for Options granted to Principals) from the date on which it is granted. In addition, each Option shall be subject to early termination as provided in this Plan. The Board of Directors or the Stock Option Committee and an Optionee may at any time by mutual agreement terminate or modify the terms of any Option granted to such Optionee under this Plan provided that any modification of the terms of any Option granted under this Plan shall meet the requirements of this Plan.

     SECTION 6. EXERCISE OF OPTIONS. Each Option shall be exercised in one or more installments during its term, and the right to exercise may be cumulative as determined by the Board of Directors or the Stock Option Committee. No Option may be exercised for a fraction of a share of Common Stock. Each Option shall be exercised by giving written notice to the Company at its principal office, specifying the number of Shares purchased and the Option Price being paid, and accompanied by the payment of the Option Price. An Optionee may pay for the Shares subject to the Option with cash, a certified check or a bank check payable to the order of the Company. Certificates representing the Shares purchased by the Optionee shall be issued by the Company as soon as practicable after the exercise of the Option in accordance with these provisions.

     SECTION 7. RESTRICTION UPON EXERCISE. Notwithstanding any other provision of this Plan, Shares obtained upon the exercise of any Option granted under this Plan or any other Incentive Stock

Option Plan of the Company within the meaning of Section 422(A) of the Code, may not be used in satisfaction of any part of the Option Price for additional Shares subject to Options granted under this Plan.

     SECTION 8. ACCELERATION OF OPTIONS IN CERTAIN EVENTS. Notwithstanding any provisions to the contrary in this Plan or in any Agreement evidencing options granted hereunder, all Options then currently outstanding shall become immediately exercisable in full and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:

          (ix) the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); or

          (x) approval by the Company's stockholders of a (A) merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation) and which does not result in any reclassification or reorganization of the Company's then outstanding Common Stock, (B) sale or disposition of all or substantially all of the Company's assets, or (C) plan of liquidation and/or dissolution of the Company.

     SECTION 9. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any Option granted under this Plan unless the exercise of that Option and the issuance and delivery of the Shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the Option restricting their transferability as required by law, the Option, or by this Plan.

     SECTION 10. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT. If an Optionee ceases to be employed by the Company or any Subsidiary for any reason other than retirement, death or disability, such Optionee's Options shall immediately terminate; provided that the Board of Directors or the Stock Option Committee may, in its discretion allow the Options to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment unless either the Options or this Plan otherwise provide for earlier termination of the Options.

     SECTION 11. OPTIONS RIGHTS UPON DISABILITY. If an Optionee becomes disabled while employed by the Company or any Subsidiary and ceases to be so employed as a result thereof, the Board of Directors or the Stock Option Committee, in its discretion, may allow any Options to be fully exercised, at any time within one year after the date of such termination of employment, unless either the Options or this Plan otherwise provides for earlier termination of the Options.

     SECTION 12. DEATH OF THE OPTIONEE. In the event that an Optionee shall die while an employee of the Company or any Subsidiary (or within three (3) months after the termination of such employment) and prior to such Optionee's complete exercise of Option granted to such Optionee, the Option may be exercised in whole or in part only: (i) by the Optionee's estate or by or on behalf of such person or person to whom the Optionee's rights pass under the Optionee's Will or by the laws of descent and distribution, (ii) to the extent that the Optionee was entitled to exercise the Options at the date of death, and
(iii) prior to the expiration of the term of the Options, or within one year after the date of death, whichever is earlier.

     SECTION 13. NON-ASSIGNMENT/NON-TRANSFERABILITY. During the lifetime of the Optionee, any Option issued pursuant to this Plan shall be exercisable only by the Optionee and shall not be sold, pledged, assigned or transferred by the Optionee in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by the Optionee or by the Optionee's guardian or legal representative.

     SECTION 14. APPLICATION OF PROCEEDS. The proceeds received by the Company arising from the exercise of the Options under the Plan will constitute general funds of the Company and may be used by the Company for any business purpose.

     SECTION 15. REPORTS TO STOCKHOLDERS. The Company shall furnish to each Optionee a copy of the annual report sent to the Company's stockholders. Upon written request, the Company shall furnish each Optionee with a copy of its most recent Form 10-K Annual Report and each quarterly report to stockholders issued since the end of the Company's most recent fiscal year.

     Adopted upon approval of the Board of Directors on June 24, 2002.

                                     SEMX CORPORATION


                                     By: /s/ Gilbert D. Raker
                                        ---------------------------------------
                                        Gilbert D. Raker, Chairman of the Board

ATTEST:


By: /s/ Mark A. Koch
   ---------------------------------
   Secretary

                                    EXHIBIT B

                               SEMX CORPORATION
                   NON-QUALIFIED INCENTIVE STOCK OPTION PLAN

1.  Purpose.

     The SEMX Corporation Non-Qualified Incentive Stock Option Plan (the "Plan") is intended to provide employees of the Company and its subsidiaries, non-employee members of the Board of Directors of SEMX Corporation (the "Company") and non-employees of the Company, its "subsidiaries," as defined under Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") and its "parent," as defined under Section 424(e) of the Code, if any, such as consultants, contractors and other persons involved in the continuing development and successes of the Company, its subsidiaries and parent, if any, as determined by from time to time by the Board of Directors or a committee appointed by the Board of Directors (the "Non-Qualified Stock Option Committee" or the "Committee"), an opportunity to acquire or to increase their holdings of common stock of the Company (the "Common Stock") and other proprietary interests in the Company in order to promote a closer identification of their interests with those of the Company and its stockholders, thereby further stimulating their efforts to increase the efficiency, soundness, profitability, growth and stockholder value of the Company. This purpose will be carried out by means of periodic grants of options to purchase Common Stock. The Plan allows the Company to grant Non-Qualified Incentive Stock Options ("NQSOs" or "Options") not qualifying under Section 422(b) of the Code.

2.  Shares Subject to the Plan.

     The total number of shares of Common Stock that may be subject to Options granted under the Plan shall be 300,000 in the aggregate, subject to adjustment as provided in Paragraph 7 of the Plan. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock underlying all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grant under the Plan.

3.  Eligibility.

     NQSOs may be granted to employees of the Company, its subsidiaries and its parent, if any, non-employee members of the Company's Board of Directors, its subsidiaries and its parent, if any, and non-employees of the Company, its subsidiaries and parent, if any, such as consultants, contractors and other persons involved in the continuing development and successes of the Company, its subsidiaries and parent, if any. The Board of Directors or the Non-Qualified Stock Option Committee will select the optionees to whom Options will be granted (the "Optionees") and determine the number of shares to be subject to each Option. In making such determination, there will be taken into account the nature of the services rendered by the persons eligible to receive Options, their present and potential contributions to the success of the Company, and such other relevant factors as the Board of Directors or the Committee in its discretion shall deem relevant.

4.  Administration of the Plan.

     (a) Subject to Paragraph 13 hereof, the Plan shall be administered by the Board of Directors of the Company and/or by the Committee which shall be comprised of at least two non-employee directors (the term "non-employee Directors" having the meaning ascribed to it by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")) appointed by the Board of Directors. As and to the extent authorized by the Board of Directors, the Non-Qualified Stock Option may exercise the power and authority vested in the Board of Directors under the Plan. The Board of Directors or the Committee hereinafter referred to as the "Committee".

     (b) Any action of the Committee with respect to the Plan may be taken by a written instrument signed by all of the members of the Committee and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Options, including selection of individuals to be granted Options, the types of Options, the number of shares of the Common Stock, if any, underlying an Option, and all terms, conditions, restrictions and limitations of an Option; (ii) to prescribe the form or forms of agreements evidencing any Options granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan and agreements evidencing Options granted under the Plan, to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) In making its determinations, the Committee may take into account the nature of the services rendered by the participants, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. The determination of the Committee on the matters referred to in this paragraph shall be conclusive.

5.  Prices and Terms of Options.

     An NQSO enables the optionee to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified price (the "Option Price"). The non-employer Directors will receive options to purchase 5,000 shares of Common Stock as of the date of the Company's Annual Meeting of Shareholders. The Options granted to the non-employee Directors will have an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. The character and terms of each Option granted under the Plan, with the exception of Options granted to non-employee Directors as provided herein, shall be determined by the Committee consistent with the provisions of the Plan, including the following:

     (a) The Option Price of the shares of Common Stock subject to each NQSO shall be such price as established by the Committee at the date of grant.

     (b) Any Option granted under the Plan shall expire at such time as established by the Committee at the date of grant.

     (c) Unless otherwise provided in any Option agreement under the Plan, an Option granted under the Plan shall become exercisable in whole at any time, or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) shares of common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred
(100), or (ii) become fully exercisable more than five years from the date of its grant nor shall less than 20% of the Option become exercisable in any of the first five years of the Option.

     (d) An Option granted under the Plan shall be exercised by the delivery by the optionee to the Company, at its principal office (to the attention of the Secretary), of written notice of the full number of shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, in cash or by certified check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, at the discretion of the Committee, by the delivery of shares of Common Stock having a fair market value equal to the Option Price, or by a combination of cash and such shares (subject to the restriction above) held by the optionee that have a fair market value together with such cash that shall equal the Option Price, and, at the discretion of the Committee by having the Company withhold from the shares of Common Stock to be issued upon exercise of the Option the number of shares having a fair market value equal to the exercise price and/or the tax withholding amount due, or otherwise provide for withholding as set forth in paragraph 8(c) hereof.

     (e) The optionee shall have none of the rights of a stockholder with respect to the shares of Common Stock underlying such optionee's Option until such shares of Common Stock shall be issued to such optionee upon the exercise of the Option.

     (f) An Option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Any Option granted under the Plan may be exercised during the lifetime of the holder thereof only by the optionee. No Option granted under the Plan shall be subject to execution, attachment or other similar process.

6.  Death, Disability or Termination of Service.

     (a) If the contractual relationship with the Company of an optionee under the Plan is terminated or if the optionee ceases to be employed by the Company, as the case may be, otherwise than by death, disability, retirement or end of term, such optionee's Options shall immediately terminate, provided the Committee may, at the time of grant, allow for the Options to be exercised at any time within the three months after the date of termination.

     (b) In the event an optionee dies while employed or in the service of the Company or a subsidiary or parent thereof, his Option may be exercised by a legatee or legatees of such optionee under such optionee's Last Will and Testament or by his personal representatives or distributees, at any time, within one year after his death or prior to the expiration of the Option. In any event, an Option may only be exercised to the extent that it could have been exercised by the optionee at the time of the termination of his/its contractual relationship with the Company or his/her death.

     (c) In the event of the termination of employment of the optionee by reason of retirement, the optionee may exercise his options at any time after such termination, provided that the options may not be exercised after the expiration date of such option.

     (d) If an optionee becomes disabled within the definition of section 22
(e)(3) of the Code while contractually engaged with the Company or a subsidiary or parent thereof, such Option may, subject to the provisions of subparagraph
(d) of this Paragraph 6, be exercised at any time within one year after such holder's termination of contractual relationship or employment due to the disability.

     (e) An Option may not be exercised pursuant to this Paragraph 6(b), (c) and (d) except to the extent that an optionee was entitled to exercise the Option at the time of death or disability. In any event, an Option may not be exercised after the original expiration date of such Option.

7.  Adjustment Upon Changes in Capitalization.

     (a) In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee in the aggregate number of shares of Common Stock available under the Plan and in the number of shares of Common Stock and price per share subject to outstanding Options. In the event of the proposed dissolution, liquidation, merger or sale of substantially all of the assets of the Company, all outstanding Options under the Plan will, unless otherwise provided by the Committee, automatically terminate. The Committee may in its discretion make provision for accelerating the exercisability of Options under the Plan in such circumstances.

     (b) Any adjustment in the number of shares of Common Stock shall apply proportionately only to the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares of Common Stock.

8.  Further Conditions of Exercise.

     (a) Unless the shares of Common Stock issuable upon the exercise of an Option under the Plan have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), prior to the exercise of the Option, the notice of exercise shall be accompanied by a representation or agreement of the optionee to the Company to the effect that such shares of Common Stock are being acquired for investment and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Act.

     (b) The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

     (c) The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of payment of all or any portion of such Option until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the cancelling of any number of shares of Common Stock issuable upon exercise of such Option in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) the selling of any property contingently credited by the Company for the purpose of exercising such Option, or (iv) withholding the amount due from other amounts which the Company, its subsidiaries or parent, if any, may owe the optionee.

9.  Termination, Modification and Amendment.

     The Plan (but no Options previously granted under the Plan) shall terminate ten (10) years from the earliest of the date of its adoption by the Board of Directors, or the date the Plan is approved by the Shareholders of the Company, or such earlier date of termination as hereinafter provided. No Option shall be granted after the termination of the Plan.

     The Board of Directors may amend the Plan, not more than once every six months, to provide that the Company will grant Options to its non-employee Directors in an amount different than that provided in paragraph 5 hereof.

     The Plan may, from time to time, be terminated, modified or amended by the affirmative vote of the holders of a majority of the shares of the Company present or represented by proxy at a meeting of the stockholders.

     The Board of Directors of the Company may at any time, prior to ten (10) years from the earlier of the date of the adoption of the Plan by such Board of Directors or the date the Plan is approved by the Shareholders, terminate the Plan or, from time to time, make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at a meeting of the stockholders, increase (except as provided by Paragraph 7) the maximum number of shares of Common Stock underlying an Option which may be granted under the Plan, materially change the standards of eligibility under the Plan or materially increase the benefits which may accrue to optionees under the Plan. Any amendment to the Plan which, in the opinion of counsel to the Company, will be deemed to result in the adoption of a new Plan, will not be effective until approved by the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at a meeting of stockholders.

     No termination, modification or amendment of the Plan may adversely affect the rights under any outstanding Options without the consent of the holders of such Options.

10.  Effective Date of the Plan.

     The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be submitted for approval by the affirmative vote of the holders of a majority of the shares of common stock of the Company present or represented by proxy at a meeting of stockholders, within one year before or after adoption of the Plan by the Board of Directors.

11.  Not a Contract of Services.

     Nothing contained in the Plan or in any Option granted under the Plan shall be deemed to confer upon any Optionee any right to be or remain employed or associated with the Company or of a subsidiary or parent thereof or, in any way, limit the right of the Company, or of any subsidiary or parent thereof, to terminate such relationship.

12.  Other Compensation Plans.

     The adoption of the Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the employees and non-employees of the Company, nor shall the Plan preclude the Company from establishing any other form of stock option plan, incentive plan or any other compensation plan for employees or non-employees of the Company.

13.  Section 16(b) Compliance.

     It is the intention of the Company that the Plan shall comply in all respects with Rule 16b-3 under the 1934 Act, and in all events, the Plan shall be construed in favor of it meeting the requirements of Rule 16b-3. Notwithstanding anything contained herein to the contrary, at anytime during the period the Company's Common Stock is registered pursuant to Section 12(g) of the 1934 Act, the Compensation Committee shall have the exclusive right to grant Options to persons subject to Section 16 of the 1934 Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended, to the extent possible, to comply with all applicable conditions of Rule 16b-3, as amended from time to time, (and its successor provisions, if any) under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law. Furthermore, notwithstanding anything to the contrary in the Plan, the Non-Qualified Stock Option Committee or the Board of Directors, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers subject to Section 16 of the 1934 Act without so restricting, limiting or conditioning the Plan with respect to other participants.

                                     PROXY

                               SEMX CORPORATION
                              ONE LABRIOLA COURT
                            ARMONK, NEW YORK 10504

                        ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 4, 2003

The undersigned, a holder of Common Stock of SEMX Corporation, a Delaware corporation (the "Company"), hereby appoints GILBERT D. RAKER and MARK A. KOCH and each of them, the proxies of the undersigned, each with full power to appoint their substitutes, and hereby authorizes them to attend, represent and vote for the undersigned, all of the shares of the Company held of record by the undersigned on December 12, 2002, at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters at One Labriola Court, Armonk, New York at 11:00 a.m. E.D.T on February 4, 2003 and any adjournment(s) thereof, as follows:

     1. Election of Directors, as provided in the Company's Proxy Statement.

    [ ] FOR all nominees listed below         [ ] WITHOUT AUTHORITY to vote for
                                                  all the nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
       A LINE THROUGH OR OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW)

              GILBERT D. RAKER/MARK A. PINTO/JOHN U. MOORHEAD, II/
                     KEVIN S. PENN/DOUGLAS S. HOLLADAY, JR.

     2. The approval of the Employee's Incentive Stock Option Plan.
          [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

     3. The approval of the Non-Qualified Incentive Stock Option Plan.
          [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

     4. The ratification of the appointment of Goldstein Golub Kessler LLP as the Company's auditors for the year ending December 31, 2002.
          [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

     5. Upon such other matters as may properly come before the meeting or any adjournments thereof:

     The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4,
                (continued and to be signed on opposite side).

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at this time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2, 3 AND 4 AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated December 24, 2002 relating to the Annual Meeting and the 2001 Annual Report to Stockholders.


                                             Dated:                       , 2002
                                                   -----------------------


                                                   ----------------------------


\                                                   ----------------------------
                                                   Signature of Stockholder(s)

                                                   (Please sign exactly as name
                                                   appears herein. When signing
                                                   as executor, administrator,
                                                   trustee, guardian, attorney,
                                                   please give full title as
                                                   such. For joint accounts or
                                                   as fiduciaries, all joint or
                                                   co-fiduciaries should sign.)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SEMX CORPORATION. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                        IT IS IMPORTANT FOR YOU TO VOTE.